Exhibit (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial Highlights” in the Prospectus and “Complete and partial portfolio holdings – arrangements to disclose to Service Providers and Fiduciaries”, “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference of our reports dated April 22, 2010 in the Registration Statement (Form N-1A No. 811-4448) of UBS Money Market Fund of UBS Master Series, Inc.

ERNST & YOUNG LLP

New York, New York
June 23, 2010